Supplement to the
Fidelity® Select Portfolios®
Retailing Portfolio
April 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Boris Shepov (Co-Portfolio Manager) has managed the fund since 2018.
Julia Pei (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about June 30, 2025, Mr. Shepov will transition off the fund, and Ms. Pei will assume sole portfolio manager responsibilities.
RET-SUSTK-0225-102 1.9880385.102	February 7, 2025